Exhibit 1.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned persons hereby agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A common stock, par value $0.001 per share, of Earthstone Energy, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof each of the undersigned, being duly authorized, hereby execute this Joint Filing Agreement on the date set forth below.

Date: April 20, 2021

Bold Energy Holdings, LLC

By:	EnCap Energy Capital Fund IX, L.P.,
its sole member

By:	EnCap Equity Fund IX GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

EnCap Energy Capital Fund VII, L.P.

By:	EnCap Equity Fund VII GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

EnCap Energy Capital Fund VIII, L.P.

By:	EnCap Equity Fund VIII GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

EnCap Energy Capital Fund IX, L.P.

By:	EnCap Equity Fund IX GP, L.P.,
its general partner

By:	EnCap Investments L.P.,
its general partner

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

EnCap Energy Capital Fund XI, L.P.

By:	EnCap Equity Fund XI GP, L.P.,
its general partner

By:	EnCap Equity Fund XI GP, LLC,
its general partner

By:	EnCap Investments L.P.,
its sole member

By:	EnCap Investments GP, L.L.C.,
its general partner

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

EnCap Partners GP, LLC

By:	/s/ Douglas E. Swanson, Jr.
Name:	Douglas E. Swanson, Jr.
Title:	Managing Director

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